                                 PROMISSORY NOTE


$11,080,000                                         New York, New York
                                                    As of February 12, 1998



                  FOR VALUE RECEIVED, ACADEMY STORE, L.P., a Delaware limited partnership, as maker, having its principal place of business at c/o Bryant Development Corp., 2900 Westchester Avenue, Purchase, New York 10577 ("Borrower"), hereby unconditionally promises to pay to the order of THE CHASE MANHATTAN BANK, a New York banking corporation, as payee, having an address at 380 Madison Avenue, 11th Floor, New York, New York 10017 ("Lender"), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of ELEVEN MILLION EIGHTY THOUSAND AND 00/100 DOLLARS ($11,080,000), in lawful money of the United States of America with interest thereon to be computed from the date of this Note at the Applicable Interest Rate (defined below), and to be paid in installments as follows:

                            ARTICLE 1: PAYMENT TERMS

                  (a) A payment of interest only on March 10, 1998;

                  (b) A payment of $74,648.01, or such other amount as may be required pursuant to Section 5.1 and/or Section 14 of that certain Expansion Reserve and Security Agreement dated the date hereof, by and between Borrower and Lender, on the tenth day of April, 1998 and on the tenth day of each calendar month thereafter up to and including the tenth day of February, 2013;

each of the payments to be applied as follows:

                  (i) first, to the payment of interest computed at the Applicable Interest Rate; and

                  (ii) the balance toward the reduction of the principal sum;

and the balance of the principal sum and all interest thereon shall be due and payable on the tenth day of March, 2013 (the "Maturity Date"). Interest on the principal sum of this Note shall be calculated on the basis of the actual number of days elapsed in a three hundred sixty (360) day year.

                              ARTICLE 2: INTEREST

                  The term "Applicable Interest Rate" as used in the Security Instrument (defined below) and this Note shall mean an interest rate equal to seven and one eighth percent (7.125%) per annum.

                      ARTICLE 3. DEFAULT AND ACCELERATION

                  (a) The whole of the principal sum of this Note, (b) interest, default interest, late charges and other sums, as provided in this Note, the Security Instrument or the Other Security Documents (defined below),
(c) all other monies agreed or provided to be paid by Borrower in this Note, the Security Instrument or the Other Security Documents, (d) all sums advanced pursuant to the Security Instrument to protect and preserve the Property (defined below) and the lien and the security interest created thereby, and (e) all sums advanced and costs and expenses incurred by Lender in connection with the Debt (defined below) or any part thereof, any renewal, extension, or change of or substitution for the Debt or any part thereof, or the acquisition or perfection of the security therefor, whether made or incurred at the request of Borrower or Lender (all the sums referred to in (a) through (e) above shall collectively be referred to as the "Debt") shall without notice become immediately due and payable at the option of Lender if any payment required in this Note is not paid on or prior to the date when due or on the Maturity Date or on the happening of any other default, after the expiration of any applicable notice and grace periods, herein or under the terms of the Security Instrument or any of the Other Security Documents (collectively, an "Event of Default").

                          ARTICLE 4. DEFAULT INTEREST

                  Borrower does hereby agree that upon the occurrence of an Event of Default, Lender shall be entitled to receive and Borrower shall pay interest on the entire unpaid principal sum at a rate equal to the lesser of
(a) five percent (5%) plus the Applicable Interest Rate and (b) the maximum interest rate which Borrower may by law pay (the "Default Rate"). The Default Rate shall be computed from the occurrence of the Event of Default until the earlier of the date upon which the Event of Default is cured or the date upon which the Debt is paid in full. Interest calculated at the Default Rate shall be added to the Debt, and shall be deemed secured by the Security Instrument. This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of any Event of Default.

                             ARTICLE 5. PREPAYMENT

                  (a) The principal balance of this Note may not be prepaid in whole or in part prior to the fourth Loan Year (defined below). During the fourth Loan Year or any time thereafter, the principal balance of this Note may be prepaid in whole, but not in part, upon not less than thirty (30) days and not more than forty (40) days prior written notice to Lender specifying the date on which prepayment is to be made (the "Prepayment Date") and upon payment of:

         (i)      all accrued interest to and including the Prepayment Date;

         (ii) all interest which would have accrued on the principal balance of this Note after the Prepayment Date to and including the next succeeding ninth day of a calendar month following the Prepayment Date (the "Interest Shortfall

                  Payment"), if such prepayment occurs on a date which is not the tenth day of a month;

         (iii) all other sums due under this Note, the Security Instrument and all Other Security Documents; and

         (iv) a prepayment consideration (the "Prepayment Consideration") in an amount equal to the greater of (A) one percent (1%) of the principal balance of this Note outstanding on the Prepayment Date, and (B) the present value as of the Prepayment Date of the Calculated Payments (defined below) from the Prepayment Date through the Maturity Date determined by discounting such payments at the Discount Rate (defined below).

Notwithstanding anything to the contrary herein, provided no Event of Default exists under this Note, the Security Instrument or the Other Security Documents, in the event of any prepayment which occurs during the three (3) months prior to the Maturity Date, no Prepayment Consideration shall be due in connection therewith, but Borrower shall be required to pay all other sums due hereunder, including, without limitation, the Interest Shortfall Payment, if any.

                  (b) The "Calculated Payments" are monthly payments of interest only which would be due based on the principal amount outstanding on the Prepayment Date and assuming an interest rate per annum equal to the difference (if such difference is greater than zero) between (i) the Applicable Interest Rate minus (ii) the Treasury Rate (defined below). The "Discount Rate" is the rate which, when compounded monthly, is equivalent to the Treasury Rate (defined below) when compounded semi-annually. The "Treasury Rate" is the yield calculated by the linear interpolation of the yields, as reported in the Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading U.S. Government Securities/Treasury constant maturities for the week ending prior to the Prepayment Date, of the U.S. Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating the Maturity Date. In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Treasury Rate. Lender shall notify Borrower of the amount and the basis of determination of the required Prepayment Consideration which shall be conclusive and binding on Borrower absent manifest error. "Loan Year" as used in this Note shall mean each 365 or 366, as applicable, day period commencing on the next succeeding tenth day of a calendar month after the date of this Note (or the date of this Note if it is dated the tenth day of a calendar month).

                  (c) If any notice of prepayment is given under this Article 5, the principal balance of this Note and the other sums required under this prepayment section shall be due and payable on the Prepayment Date. Lender shall not be obligated to accept any prepayment of the principal balance of this Note unless it is accompanied by all sums due in connection therewith. Notwithstanding anything contained in this Article 5 to the contrary, provided no Event of Default exists, no Prepayment Consideration shall be due in connection with a complete or partial prepayment resulting from the application of insurance proceeds or condemnation awards pursuant to Sections 3.3 and 3.6 of the Security Instrument, but Borrower shall be required to pay all other sums due hereunder, including, without limitation, the Interest Shortfall Payment, if applicable.

                  (d) If a Default Prepayment (defined below) occurs, Borrower shall pay to Lender the entire Debt, including, without limitation, the following amounts:

                  (i) if the Default Prepayment occurs prior to the time when prepayment of the principal balance of this
                           Note is permitted, an amount equal to the sum of (A) the present value of the interest payments which would have accrued on the principal balance of this Note (outstanding as of the date of such Default Prepayment) at the Applicable Interest Rate from the date of such Default Prepayment to the first day prepayment is permitted pursuant to this Note discounted at a rate equal to the Treasury Rate except that such Treasury Rate shall be based on the U.S. Treasury constant maturity most nearly approximating the date upon which prepayment is first permitted pursuant to this Note, and (B) an amount equal to the greater of (1) one percent (1%) of the principal balance of this Note outstanding on the date of such Default Prepayment, and (2) the present value as of the first day of the fourth Loan Year of the Calculated Payments based on the Treasury Rate in effect at the time of such Default Prepayment from the first day of the fourth Loan Year through the Maturity Date determined by discounting such payments at the Discount Rate; and

                  (ii) if the Default Prepayment occurs at a time when prepayment of the principal balance of this Note is permitted, the Prepayment Consideration and the Interest Shortfall Payment, if applicable.

For purposes of this Note, the term "Default Prepayment" shall mean a prepayment of the principal amount of this Note made after the occurrence of any Event of Default or an acceleration of the Maturity Date under any circumstances, including, without limitation, a prepayment occurring in connection with reinstatement of the Security Instrument provided by statute under foreclosure proceedings or exercise of a power of sale, any statutory right of redemption exercised by Borrower or any other party having a statutory right to redeem or prevent foreclosure, any sale in foreclosure or under exercise of a power of sale or otherwise.

                              ARTICLE 6. SECURITY

                  This Note is secured by the Security Instrument and the Other Security Documents. The term "Security Instrument" as used in this Note shall mean the mortgage and security agreement dated the date hereof in the principal sum of $11,080,000 given by Borrower to (or for the benefit of) Lender covering the fee estate of Borrower in certain premises located in Philadelphia County, State (Commonwealth) of Pennsylvania, and other property, as more particularly described therein (collectively, the "Property") and intended to be duly recorded in said County. The term "Other Security Documents" as used in this Note shall mean all and any of the documents other than this Note or the Security Instrument now or hereafter executed by Borrower and/or others and by or in favor of Lender, which wholly or partially secure or guarantee payment of this Note. Whenever used, the singular number shall include the plural, the plural number shall include the singular, and the words "Lender" and "Borrower" shall include their respective successors, assigns, heirs, executors and administrators.

         All of the terms, covenants and conditions contained in the Security Instrument and the Other Security Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein.

                           ARTICLE 7. SAVINGS CLAUSE

        This Note is subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the principal balance due hereunder at a rate which could subject Lender to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to contract or agree to pay. If by the terms of this Note, Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of such maximum rate, the Applicable Interest Rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to such maximum rate and all previous payments in excess of the maximum rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Debt, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Note until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate of interest from time to time in effect and applicable to the Debt for so long as the Debt is outstanding.

                             ARTICLE 8. LATE CHARGE

         If any sum payable under this Note is not paid on or prior to the date on which it is due, Borrower shall pay to Lender upon demand an amount equal to the lesser of five percent (5%) of the unpaid sum or the maximum amount permitted by applicable law to defray the expenses incurred by Lender in handling and processing the delinquent payment and to compensate Lender for the loss of the use of the delinquent payment and the amount shall be secured by the Security Instrument and the Other Security Documents.

                           ARTICLE 9. NO ORAL CHANGE

         This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                    ARTICLE 10. JOINT AND SEVERAL LIABILITY

         If Borrower consists of more than one person or party, the obligations and liabilities of each person or party shall be joint and several.

                              ARTICLE 11. WAIVERS

         Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Security Instrument or the Other Security Documents made by agreement between Lender or any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other person or entity who may become liable for the payment of all or any part of the Debt, under this Note, the Security Instrument or the Other Security Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Security Instrument or the Other Security Documents. If Borrower is a partnership, the agreements contained herein shall remain in full force and effect, notwithstanding any changes in the individuals or entities comprising the partnership, and the term "Borrower," as used herein, shall include any alternate or successor partnership, but any predecessor partnership and its partners shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and effect notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term "Borrower" as used herein, shall include any alternate or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. If Borrower is a limited liability company, the agreements herein contained shall remain in full force and effect, notwithstanding any changes in the individuals or entities comprising the limited liability company and the term "Borrower," as used herein, shall include any alternate or successor limited liability company, but any predecessor limited liability company and its members shall not be released from any liability. (Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership, corporation or limited liability company which may be set forth in the Security Instrument or any Other Security Document.)

                              ARTICLE 12. TRANSFER

         Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Security Instrument and the Other Security Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

                      ARTICLE 13. WAIVER OF TRIAL BY JURY

         BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THIS NOTE, THE APPLICATION FOR THE LOAN EVIDENCED BY THIS NOTE, THIS NOTE, THE SECURITY INSTRUMENT OR THE OTHER SECURITY DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

                            ARTICLE 14. EXCULPATION

         (a) Except as otherwise provided herein, in the Security Instrument or in the Other Security Documents, Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in this Note or the Security Instrument by any action or proceeding wherein a money judgment shall be sought against Borrower, except that Lender may bring a foreclosure action, action for specific performance or other appropriate action or proceeding to enable Lender to enforce and realize upon this Note, the Security Instrument, the Other Security Documents, and the interest in the Property, the Rents (as defined in the Security Instrument) and any other collateral given to Lender created by this Note, the Security Instrument and the Other Security Documents; provided, however, that any judgment in any such action or proceeding shall be enforceable against Borrower only to the extent of Borrower's interest in the Property, in the Rents and in any other collateral given to Lender. Lender, by accepting this Note and the Security Instrument, agrees that it shall not, except as otherwise provided in Section
11.10 of the Security Instrument, sue for, seek or demand any deficiency judgment against Borrower in any such action or proceeding, under or by reason of or under or in connection with this Note, the Other Security Documents or the Security Instrument. The provisions of this Section shall not, however, (i) constitute a waiver, release or impairment of any obligation evidenced or secured by this Note, the Other Security Documents or the Security Instrument;
(ii) impair the right of Lender to name Borrower as a party defendant in any action or suit for judicial foreclosure and sale under the Security Instrument;
(iii) affect the validity or enforceability of any indemnity, guaranty, master lease or similar instrument made in connection with this Note, the Security Instrument, or the Other Security Documents; (iv) impair the right of Lender to obtain the appointment of a receiver; (v) impair the enforcement of the Assignment of Leases and Rents executed in connection herewith; or (vi) impair the right of Lender to enforce the provisions of Sections 11.10, 13.2, 13.3 and
13.4 of the Security Instrument.

         (b) Notwithstanding the provisions of this Article 14 to the contrary, Borrower shall be personally liable to Lender for the Losses (as defined in the Security Instrument) it incurs due to: (i) fraud or intentional misrepresentation by Borrower or any other person or entity in connection with the execution and the delivery of this Note, the Security Instrument or the Other Security Documents; (ii) Borrower's misapplication or misappropriation of Rents received by Borrower after the occurrence of an Event of Default; (iii) Borrower's misapplication or misappropriation of tenant security deposits or Rents collected in advance; (iv) the misapplication or the misappropriation of insurance proceeds or condemnation awards; (v) Borrower's failure to pay Taxes (as defined in the Security Instrument), Other Charges (as defined in the Security Instrument) (except to the extent that sums sufficient to pay such amounts have been deposited in escrow with Lender pursuant to the terms of the Security Instrument), charges for labor or materials or other charges that can create liens on the Property (unless bonded pursuant to the terms of the Security Instrument); (vi) Borrower's failure to return or to reimburse Lender for all Personal Property (as defined in the Security Instrument) taken from the Property by or on behalf of Borrower and not replaced with Personal Property of the same utility and of the same or greater value; (vii) any act of actual waste or arson by Borrower, any principal, affiliate, member or general partner thereof or by any Indemnitor (as defined in the Security Instrument) or Guarantor (as defined in the Security Instrument);
(viii) any fees or commissions paid by Borrower to any principal, affiliate, member or general partner of Borrower, Indemnitor or Guarantor in violation of the terms of this Note, the Security Instrument or the Other Security Documents; or (ix) Borrower's failure to comply with the provisions of Sections 4.2, 7.1,
12.1 and 12.2 of the Security Instrument.

         (c) Notwithstanding the foregoing, the agreement of Lender not to pursue recourse liability as set forth in Subsection (a) above SHALL BECOME NULL AND VOID and shall be of no further force and effect in the event of Borrower's default under Sections 3.11 (for ten (10) days after notice by Lender), 4.3 or 8.1, 8.2, 8.3 or 8.4 of the Security Instrument, or in the event of Principal's (as defined in the Security Instrument) default under
Section 4.3 of the Security Instrument or if the Property or any part thereof shall become an asset in (i) a voluntary bankruptcy or insolvency proceeding, or (ii) an involuntary bankruptcy or insolvency proceeding which is not dismissed within ninety (90) days of filing.

         (d) Nothing herein shall be deemed to be a waiver of any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provision of the U.S. Bankruptcy Code to file a claim for the full amount of the indebtedness secured by the Security Instrument or to require that all collateral shall continue to secure all of the indebtedness owing to Lender in accordance with this Note, the Security Instrument and the Other Security Documents.

                             ARTICLE 15. AUTHORITY

         Borrower (and the undersigned representative of Borrower, if any) represents that Borrower has full power, authority and legal right to execute and deliver this Note, the Security Instrument and the Other Security Documents and that this Note, the Security Instrument and the Other Security Documents constitute valid and binding obligations of Borrower.

                          ARTICLE 16. APPLICABLE LAW

         This Note shall be deemed to be a contract entered into pursuant to the laws of the State of New York and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of New York.

                        ARTICLE 17. SERVICE OF PROCESS

         (a) (i) Borrower will maintain a place of business or an agent for service of process in New York, New York and give prompt notice to Lender of the address of such place of business and of the name and address of any new agent appointed by it, as appropriate. Borrower further agrees that the failure of its agent for service of process to give it notice of any service of process will not impair or affect the validity of such service or of any judgment based thereon. If, despite the foregoing, there is for any reason no agent for service of process of Borrower available to be served, and if it at that time has no place of business in New York, New York, then Borrower irrevocably consents to service of process by registered or certified mail, postage prepaid, to it at its address given in or pursuant to the first paragraph hereof.

             (ii) Borrower initially and irrevocably designates Wachtel & Masyr, LLP, with offices on the date hereof at 110 East 59' Street, New York, New York 10022, to receive for and on behalf of Borrower service of process in New York, New York with respect to this Note.

         (b) With respect to any claim or action arising hereunAr or under the Security Instrument or the Other Security Documents, Borrower (a) irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York, New York, and appellate courts from any thereof, and (b) irrevocably waives any objection which it may have at any time to the laying on venue of any suit, action or proceeding arising out of or relating to this Note brought in any such court, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

         (c) Nothing in this Note will be deemed to preclude Lender from bringing an action or proceeding with respect hereto in any other jurisdiction.

                           ARTICLE 18. COUNSEL FEES

         In the event that it should become necessary to employ counsel to collect the Debt or to protect or foreclose the security therefor, Borrower also agrees to pay all reasonable fees and expenses of Lender, including, without limitation, reasonable attorney's fees for the services of such counsel whether or not suit be brought.

                              ARTICLE 19. NOTICES

         All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof and confirmed by telephone by sender, (ii) one (1) Business Day (defined below) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to Borrower:               Academy Store, L.P.
                              c/o Bryant Development Corp.
                              2900 Westchester Avenue
                              Purchase, New York 10577
                              Attention: Daniel Weinreb
                              Facsimile No.: (914) 251-1787

With a copy to:               Wachtel & Masyr
                              110 East 59th Street
                              New York, New York 10022
                              Attention: Robert Stone, Esq.
                              Facsimile No.: (212) 909-9490

If to Lender:                 The Chase Manhattan Bank
                              c/o Chase Commercial Mortgage Banking Corp.
                              Servicing Department
                              80 Madison Avenue
                              11th Floor
                              New York, New York 10017
                              Attention: Janice Smith
                              Facsimile No.: (212) 622-3553

                                     and

                              The Chase Manhattan Bank
                              Legal Department
                              270 Park Avenue
                              39th Floor
                              New York, New York 10017
                              Attention: Ronald A. Wilcox, Esq.
                              Facsimile No.: (212) 270-2934

With a copy to:               Thacher Proffitt & Wood
                              Two World Trade Center
                              New York, New York 10048
                              Attention: Joseph Philip Forte, Esq.
                              Facsimile No.: (212) 912-7751


or addressed as such party may from time to time designate by written notice to the other parties.

         Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

         "Business Day" shall mean a day upon which commercial banks are not authorized or required by law to close in New York, New York.

                           ARTICLE 20. MISCELLANEOUS

               (a) Wherever pursuant to this Note (i) Lender exercises any right given to it to approve or disapprove, (ii) any arrangement or term is to be satisfactory to Lender, or (iii) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive; except as may be otherwise expressly and specifically provided herein.

         (b) Wherever pursuant to this Note it is provided that Borrower pay any costs and expenses, such costs and expenses shall include, but not be limited to, reasonable legal fees and disbursements of Lender with respect to retained firms.

                            ARTICLE 21. DEFINITIONS

         The terms set forth below are defined in the following Sections of this Note:

         (a) Applicable Interest Rate: Article 2;

         (b) Borrower: Preamble, Articles 6 and 11;

         (c) Business Day: Article 19;

         (d) Calculated Payments: Article 5, Section (b);

         (e) Debt: Article 3;

         (f) Default Prepayment: Article 5, Section (d);

         (g) Default Rate: Article 4;

         (h) Discount Rate: Article 5, Section (b);

         (i) Event of Default: Article 3;

         (j) Interest Shortfall Payment: Article 5, Subsection (a)(ii);

         (k) Lender: Preamble and Article 6;

         (l) loan Year: Article 5, Section (b);

         (m) Maturity Date: Article 1, Section (b);

         (n) Other Security Documents: Article 6;

         (o) Prepayment Consideration: Article 5, Subsection (a)(iv);

         (p) Prepayment Date: Article 5, Section (a);

         (q) Property: Article 6;

         (r) Securily Instrument: Article 6; and

         (s) Treasury Rate: Article 5, Section (b).


                  Article 22 - SPECIAL PENNSYLVANIA PROVISIONS

             Section 22.1 DEFAULT AND ACCELERATION. 1 Article 3 of this Note entitled "Default and Acceleration" is hereby amended by inserting the following words after "Other. Security Documents (collectively, an "Event of Default")":

             If Lender retains the services of counsel in order to enforce any remedy available to Lender under this Note, the Security Instrument or any of the Other Security Document, an attorney's commission equal to five percent (5 %) of the outstanding principal amount of this Note shall be payable on demand by Borrower to Lender, and Borrower shall also pay on demand the cost of any title search and all other costs incurred by Lender in connection with proceedings to recover any sums due hereunder. Any such amounts not paid promptly on demand shall be added to the outstanding principal amount of this Note, shall bear interest at the Default Rate from the date of such demand until paid in full and shall be secured by the Security Instrument. Borrower shall also pay on demand any actual charge of Lender in connection with the cancellation of this Note and/or the satisfaction of the Security Instrument of record. Nothing contained herein shall limit or impair the obligation of Borrower to pay any and all costs and expenses for which Borrower is otherwise liable under this Note, the Security Instrument or any of the Other Security Document and all costs and expenses provided by law.



                         [NO FURTHER TEXT ON THIS PAGE]



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


         IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.


                                      ACADEMY STORE, L.P., a Delaware limited
                                      partnership

                                      By:  Academy Land, Inc., a Delaware
                                           corporation, its general partner


                                           By: /s/ Andrew B. Hascoe
                                               ---------------------------
                                               Andrew B. Hascoe
                                               President

STATE OF NEW YORK                    )
                                     :ss.:
COUNTY OF NEW YORK                   )



         On this, the 11th day of February 1998, before me, the subscriber, a Notary Public in and for the State and county aforesaid, personally appeared Andrew B. Hascoe, who acknowledged himself to be President of Academy Land, Inc.,a Delaware corporation, the sole general partner of Academy Store, L.P., a Delaware limited partnership, who I am satisfied is the person who signed the within instrument and who acknowledged that he executed same as such President of the general partner on behalf of the limited partnership, being authorized to do so, and that the within instrument is the voluntary act and deed of such limited partnership.



         WITNESS my hand and seal the day and year aforesaid.



                                                   /s/ David Lowery
                                              ---------------------------
                                                     Notary Public
                                                     DAVID LOWERY
My Commission Expres:                       NOTARY PUBLIC, State of New York
                                                    No. 01LO6001592
January 20, 2000                               Qualified in Nassau County
-----------------------------               Commission Expires Jan. 20, 2000



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